UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date  of Report (Date of earliest event reported)  November  5, 2004
                                                  ____________________________


                                Banknorth Group, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


Maine                                 001-31251                     01-0437984
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)


P.O. Box 9540, Two Portland Square, Portland, Maine                 04112-9540
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (207) 761-8500
                                                    __________________________

                                 Not Applicable
______________________________________________________________________________
          (Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 240.14d-2(b))
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01     Other Events
              ____________

     On November 5, 2004, Banknorth Group, Inc. issued the press release included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits
              _________________________________

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      The following exhibits are included with this Report:


     Exhibit No.         Description
     ___________         ___________

     99.1                Press Release, dated November 5, 2004












                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         BANKNORTH GROUP, INC.


                         By:  /s/ Peter J. Verrill
                              __________________________________________
                              Name:  Peter J. Verrill
                              Title: Senior Executive Vice President and
                                     Chief Operating Officer

Date:  November 5, 2004